Exhibit 99.1

Developing Innovative Inhaled Treatments for Serious
Lung Infections
June 2012

This presentation contains forward-looking statements which are made pursuant to provisions of Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that such statements in this presentation, including statements relating to our financial position, results of operations, the status and the results of preclinical studies and clinical trials and preclinical and clinical data described herein, the timing of responses to information and data requests from FDA, the development of our products, our estimates of the size of the potential markets for our product candidates, and the business strategies, evaluations, plans and objectives of management, constitute forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. Our results may be affected by such factors as the receipt and timing of FDA and other regulatory reviews and approvals, if at all, competitive developments affecting our product development, delays in product development or clinical trials, and patent disputes involving currently developing products. The risks and uncertainties include, without limitation, we may experience unexpected regulatory actions, delays or requests, our future clinical trials may not be successful, we may be unsuccessful in developing our product candidates or receiving necessary regulatory approvals, we may experience delays in our product development or clinical trials, our product candidates may not prove to be commercially successful, our expenses may be higher than anticipated and other risks and challenges detailed in our filings with the U.S.
Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended
December 31, 2011 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.
Investors are cautioned not to place undue reliance on any forward-looking statements which speak only as of the date of this presentation. We undertake no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances that occur after the date of this release or to reflect the occurrence of unanticipated events.
Safe Harbor Statement

Insmed: Value Proposition
Attractive
Late-Stage
Opportunity
 w ARIKACE (liposomal amikacin for inhalation), is in Phase 3 (CLEAR-108) for cystic fibrosis (CF) Pseudomonas (Pa) lung infections and Phase 2 (TARGET-
 NTM) for non-TB mycobacteria (NTM) lung infections
 w ARIKACE has strong Phase 2 efficacy and safety data in CF
 w Amikacin is an FDA-approved antibiotic, long recognized as one of the most effective treatments for gram-negative infections
Compelling
Business Model
 w Two orphan indications with high unmet need and combined global market potential of over $1 billion
 w Limited commercial infrastructure required
 w Strong IP and potential for extended exclusivity
Strong Balance
Sheet &
Experienced
Management
 w As of 3/31/12, company reported ~$73 million in cash
 w We believe cash is sufficient to take Company through the availability of top-line data for both EU CF CLEAR-108 trial and TARGET-NTM trial
 w Management has over 150 years of combined experience in pharmaceutical industry and drug development
ARIKACE®* is a potentially highly differentiated product opportunity that offers a compelling business model in two orphan diseases
* ARIKACE® is a registered trademark of Insmed Incorporated

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INSMED
INCORPORATED

ARIKACE: Amikacin Summary
Amikacin is an FDA-approved antibiotic with proven efficacy in the treatment of gram-negative infections, including Pseudomonas and NTM
w Member of the aminoglycoside
 class of antibiotics
w The value of the IV use has been
 limited by issues of nephro-
 toxicity and ototoxicity
ARIKACE (liposomal amikacin for inhalation) delivers high, sustained levels of drug to the lung while reducing systemic exposure to well below established toxicity levels

ARIKACE: Proprietary Liposomal Formulation Provides Basis
for Differentiation
Potential Benefit
Lipid Polar Head Groups
(at Both Surfaces)
Lipid Hydrophobic Chains
(Bi-Layer Interior)
Water Core (where Amikacin resides)
ARIKACE delivers the potency of Amikacin at the site of the lung infection while providing potential efficacy, safety and convenience benefits
Greater efficacy by reaching infection site
Greater efficacy by reaching infection site
Greater efficacy and once-a-day dosing
May address safety concerns
Engineered Specifically for Lung Delivery
w Prolonged lung residence time
w Biofilm penetration
w Preferential uptake into macrophages
w Minimal systemic exposure

6
ARIKACE: Delivery Using Proprietary eFlow® Technology
ARIKACE is delivered once daily via the state-of-the-art PARI Optimized,
Investigational eFlow Nebulizer System with Advanced Mesh Technology
 w Fast drug delivery with efficient
 lung deposition
 w Small, portable, silent and
 cordless device weighs less than
 10 ounces.
 w eFlow Technology Device
 exclusivity from PARI Pharma for
 15 years after first commercial
 sale of ARIKACE
* eFlow® is a registered trademark of PARI Pharma GmbH

ARIKACE: Base Development Plan for 2012
Target-NTM
Study in U.S.
 w ARIKACE vs. placebo in recalcitrant patients who are on a stable ATS/IDSA guidelines-based multi-drug treatment regimen; N ≈ 100
 w No inhaled antibiotics approved for treating NTM lung infections and little known competitive activity in clinic
 w Study initiated in May-2012 with top-line results from randomized portion of trial projected in 4Q13
CLEAR-109
CF Pseudomonas
Study for U.S.
 w FDA removed the clinical hold for CF Pa Phase 3 study in May
 w Insmed will defer plans to initiate a Phase 3 study of ARIKACE in the U.S. for
 CF patients until the Company reviews top-line results from CLEAR-108
Insmed is focusing on CLEAR-108 (CF Pa Phase 3 Study) and TARGET-NTM
(NTM Phase 2 Study)
CLEAR-108
CF Pseudomonas
Study for
EU/Canada
 w ARIKACE vs. Tobi® (inhaled tobramycin solution); N ≈ 300
 w Builds off of strong Phase 2 efficacy and safety data
 w Broad population with preferred trial design
 w Trial initiated in April 2012 and top-line results projected in mid-2013
 w Eligible patients roll-over into open-label ARIKACE® long term safety and tolerability study, CLEAR-110
* Tobi® is a Registered Trademark of Novartis Pharmaceuticals Corporation

U.S. CF Patients
Median Predicted Survival Age
Median Survival Age (Years)
45
40
35
30
25
20
1986
2010

INSMED
INCORPORATED

ARIKACE—Cystic Fibrosis
Epidemiology and Disease Description
Cystic fibrosis is a life-threatening disease with significant unmet needs that is growing in prevalence
8
w Affects about 70,000 children
 and adults worldwide (30,000 in
 the U.S.)
w Inherited disease that causes
 thick, sticky mucus to build up
 in the lungs
w Despite expanded use of current
 products, lung function often
 continues to decline
w High treatment burden → major
 compliance issue
Source: Adapted from Cystic Fibrosis Foundation, Patient
 Registry 2010 Annual Reports, Bethesda, Maryland.

ARIKACE: Cystic Fibrosis
Need for New Inhaled Antibiotics
Current inhaled antibiotics produce modest efficacy in a limited patient population providing an opportunity for ARIKACE to become first-line treatment
w Current inhaled antibiotics are not indicated for a significant segment of the CF population -- patients with FEV-1 % predicted of greater than 75%
w Efficacy of current inhaled antibiotics declines from cycle to cycle and is not sustained in the off-treatment period
w Lung function continues to decline at an average of 1% to 3% per year with some patients experiencing much greater declines

FEV1 % Predicted Relative Change from Baseline (SE)
12
10
8
6
4
2
0
-2
-4
-6
0
4
8
12
16
20
24
Δ

INSMED INCORPORATED

Cayston® vs. Tobi®
CF Phase 3 Trial Results: Pulmonary Function
Lung Function
Adjusted Mean Relative Change in FEV1 % Predicted
Source: 2010 North American CF Conference Poster 305 and Slide Presentation, 10/10.
* Cayston® (aztreonam for inhalation solution) is a registered trademark of Gilead Sciences.
** Tobi® (Tobramycin Inhalation Solution) is a registered trademark of Novartis.
*** AZLI = Cayston; TIS = Tobi
Lung function returned to baseline or lower during each off treatment period and at the end of 24 weeks, both treatment groups showed a decline in lung function from baseline
Week:
2
AZLI
TIS
+ 7.8
P = 0.0001
95% CI (3.86, 11.73)
AZLI/ TIS 28 Days	AZLI/ TIS 28 Days	AZLI/ TIS 28 Days

% Change in FEV1 (ml) vs. Baseline
Off-Treatment Period
Arikace 560mg
Placebo
Percentage Change from Baseline in FEV1 (ml)
18%
15%
12%
9%
6%
3%
0%
-3%
-6%
0
7
14
Visit Day
21
28
56

INSMED INCORPORATED

P = 0.033
P = 0.003
(36/36)
(36/35)
(33/36)
(32/35)
(34/35)
(34/34)
(N=ARIKACE/Placebo)
ARIKACE: Cystic Fibrosis
Phase 2 Pooled Results (560mg QD): Pulmonary Function
(N)
Mean (SE)
ARIKACE demonstrated statistically significant and clinically meaningful improvement in pulmonary function throughout the 28-day treatment period that was sustained through the off-treatment period

Relative Change in FEV1 vs Baseline (%)
20
15
10
5
0
14 28 56 70 85 98 112 140 154 169 182 196 224 238 253 266 280 308 322 337 350 364 392 406 421 434 448 476 490 504
N=
45 45 47 47 46 46 46 45 45 44 44 44 44 43 43 43 43 44 43 42

Visit Days
Patients Receiving 560 mg ARIKACE Once Daily for 28 Days and Off-Treatment for 56 Days
ARIKACE: Cystic Fibrosis
Open Label Extension (TR02-105): Duration of Response
42
41
42
41
41
41
41
41
45
Treatment
Period
* Significance at end of treatment over 6 cycles
** Significance 56 days off-treatment over 6 cycles
p=0.0001**
p<0.0001*
41
47
Cycle
1
Cycle
2
Cycle
3
Cycle
4
Cycle
5
Cycle
6
An open label extension study demonstrated the sustained efficacy of ARIKACE during and between multiple cycles of therapy

ARIKACE: Cystic Fibrosis
Phase 3 Program Has Been Initiated in Europe and Canada
Insmed has reached agreement with EMA and Health Canada on pivotal study requirements for CF patients with Pseudomonas lung infections
w CLEAR-108: Phase 3 Primary Efficacy Study (vs. Tobi®, N ≈ 300)*
– Primary End-Point: Relative Change in FEV-1 at week 24
 • Key Secondary End-Point: Time to First Pulmonary Exacerbation
– Patient Population: Patients ages 6 and above with FEV-1 % Predicted ≥ 25%
– Approximately 260 patients required to demonstrate non-inferiority at agreed upon margin with 80% power
– Top-Line results projected in mid-2013
* Patients who complete CLEAR-108 are eligible to participate in CLEAR-110, which is a long term open
 -label extension study in which patients receive ARIKACE every other month for up to 2 years

## *Non-TB mycobacteria (NTM) is an intracellular pathogen that can cause severe, chronic pulmonary disease with limited effective treatment options*

60
50
40
30
20
10
0
Unique Patients
2011

INSMED INCORPORATED

ARIKACE: Non-TB Mycobacteria
Epidemiology and Disease Description
w Diagnoses of NTM lung
 infections are growing
 rapidly
w Current treatment
 approaches have limited
 efficacy and are associated
 with significant toxicity
w Mean age of 57 years1
w 53% treated with antibiotics1
w Average Length of Inpatient
 Hospital Stay = 10.2 days2
Sources: 1. Clarity Pharma Research, Chart-Audit Study, 2012.
 2. SDI Healthcare Database, July 2009.
Total U.S. Patients Diagnosed with NTM Lung Infections1
48K - 59K

ARIKACE: Non-TB Mycobacteria
TARGET-NTM Clinical Study Scheduled to be Initiated in Mid-2012
w Trial Design and Patient Population (N ≈ 100):
 – Randomized, double-blind, placebo controlled Phase 2 study in patients with recalcitrant/persistent NTM lung infections who are on a stable ATS/IDSA guidelines-based multi-drug treatment regimen
 – Patients receive ARIKACE or placebo daily for 84 days; then all patients can receive ARIKACE 560 mg in an open-label manner for an additional 84 days
 – Study population: patients ages 18 to 75
w Key Inclusion Criteria: History of chronic infection with either Mycobacterium avium complex (MAC) or Mycobacterium abscessus or mixed infection with both species
 – MAC and M. abscessus account for 75%-85% of all species causing NTM lung disease in the US
w Primary endpoint: Change in mycobacterial culture results from baseline to end of treatment [Time Frame: 84 days]
We believe Insmed is the only company with a clinical program focused on
NTM with top-line Phase 2 data projected in 4Q 2013

Projected Cash
at year end
2012
 w Approximately $40 to $44 million currently forecast
 w We believe cash is sufficient to take Company through the availability of top-line data for both CLEAR-108 and TARGET-NTM top-line results
Current Overview: Capital Structure and Key Financials
Pro Forma
Balance Sheet
 w Pro forma cash of ~$73 million as of March 31, 2012
Present Capital
Structure
(INSM)
 w 26.2 million fully diluted shares:
 ✓ 24.9 million Common Shares
 ✓ 1.3 million options and restricted stock
Insmed has a strong cash position